                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

--------------------------------------------------------------------------------
                                                    Chapter 11
                                                    Case No.:  02 B 02474
                                                    Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
--------------------------------------------------------------------------------


                        MONTHLY OPERATING REPORT FOR THE
                      PERIOD JUNE 27, 2002 TO JULY 31, 2002

DEBTORS' ADDRESS:               Kmart Corporation, et al.
                                3100 West Big Beaver Road
                                Troy, MI  48084


DEBTORS' ATTORNEYS:             John Wm. Butler, Jr.
                                J. Eric Ivester
                                SKADDEN, ARPS, SLATE,
                                MEAGHER & FLOM (ILLINOIS)
                                333 West Wacker Drive
                                Chicago, Illinois 60606-1285


REPORT PREPARER:                Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: September 16, 2002

                                KMART CORPORATION, ET AL.



                                /s/ A. A. Koch
                                -------------------------------------------
                                A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FIVE-WEEK PERIOD ENDED JULY 31, 2002

I.   Kmart Corporation Unaudited Consolidated Financial Statements
     A. Consolidated Statement of Operations for the five-week period ended July 31, 2002
     B.    Consolidated Balance Sheet as of July 31, 2002
     C. Consolidated Statement of Cash Flows for the five-week period ended July 31, 2002
     D. Cash Receipts and Disbursements for the five-week period ended July 31, 2002
     E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through July 31, 2002
     F.    Notes to Unaudited Consolidated Financial Statements


II.  Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
================================================================================
($ MILLIONS)



                                                                 FIVE-WEEK
                                                                PERIOD ENDED
                                                                  JULY 31,
                                                                    2002
                                                               ----------------

SALES                                                            $       2,600

Cost of sales, buying & occupancy                                        2,212
                                                               ----------------
GROSS MARGIN                                                               388

Selling, general and administrative expenses                               557
                                                               ----------------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION EXPENSE                                                 (169)

Reorganization items, net                                                  (16)
                                                               ----------------

LOSS BEFORE INTEREST AND INCOME TAXES                                     (153)

Net interest expense                                                        11
Income taxes                                                                 -
                                                               ----------------

NET LOSS FROM CONTINUING OPERATIONS                                       (164)

Discontinued operations                                                    (20)
                                                               ----------------
NET LOSS                                                         $        (144)
                                                               ================


KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
================================================================================
($ MILLIONS)


                                                                                  JULY 31,
                                                                                    2002
                                                                                ------------

ASSETS

Cash and cash equivalents                                                       $    1,003
Merchandise inventories                                                              5,281
Other current assets                                                                   650
                                                                                ------------
TOTAL CURRENT ASSETS                                                                 6,934

Property and equipment, net                                                          5,872
Other assets and deferred charges                                                      251
                                                                                ------------
TOTAL ASSETS                                                                    $   13,057
                                                                                ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                              $    1,466
  Accrued payroll and other liabilities                                                641
  Taxes other than income taxes                                                        244
                                                                                ------------
TOTAL CURRENT LIABILITIES                                                            2,351

  Long-term debt                                                                         -
  Capital lease obligations                                                            682
  Other long-term liabilities                                                          127
                                                                                ------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                          3,160

LIABILITIES SUBJECT TO COMPROMISE                                                    7,376

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4% convertible
  junior subordinated debentures of Kmart (redemption value of $898)                   889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  502,659,192 shares issued                                                            503
Capital in excess of par value                                                       1,694
Accumulated deficit                                                                   (565)
                                                                                ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $    13,057
                                                                                ============


Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $    3,327
Accounts payable                                                                     2,398
Closed store reserves                                                                  747
General liability and workers compensation                                             288
Other liabilities                                                                      271
Pension obligation                                                                     185
Taxes payable                                                                          160
                                                                                ------------
                                                                                $    7,376
                                                                                ============


KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
================================================================================
($ MILLIONS)


                                                                                              FIVE-WEEK
                                                                                            PERIOD ENDED
                                                                                              JULY 31,
                                                                                                2002
                                                                                            ------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                                    $      (144)

Adjustments to reconcile net loss to net cash used for operating activities:
     Discontinued operations                                                                        (20)
     Restructuring, impairments and employee severance                                               48
     Reorganization items, net                                                                      (16)
     Depreciation and amortization                                                                   70
     Equity income in unconsolidated subsidiaries                                                    (2)
Changes in:
     Inventory                                                                                      (46)
     Accounts payable                                                                              (263)
     Deferred taxes and other taxes payable                                                          (3)
     Other assets                                                                                  (122)
     Other liabilities                                                                               24
Cash used for store closings and other charges                                                      (65)
                                                                                            -----------


NET CASH USED FOR OPERATING ACTIVITIES                                                             (539)
                                                                                            -----------

NET CASH USED FOR REORGANIZATION ITEMS                                                               (6)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                                                (29)
                                                                                            -----------
NET CASH USED FOR INVESTING ACTIVITIES                                                              (29)
                                                                                            -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                                                     (1)
Payments on capital lease obligations                                                                (7)
                                                                                            -----------

NET CASH USED FOR FINANCING ACTIVITIES                                                               (8)
                                                                                            -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                            (582)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                    1,585
                                                                                            -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                    $     1,003
                                                                                            ===========


KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
================================================================================
($ MILLIONS)


                                                                                 FIVE-WEEK
                                                                               PERIOD ENDED
                                                                                 JULY 31,
                                                                                   2002
                                                                               ------------

Cash Receipts:
   Store                                                                       $      2,628
   Other                                                                                175
                                                                               ------------

   CASH INFLOWS                                                                       2,803
                                                                               ------------

Cash Disbursements:
   Accounts payable                                                                   2,467
   Fleming                                                                              321
   Payroll and benefits                                                                 440
   Taxes                                                                                124
   Lease departments                                                                     33
                                                                               ------------

   CASH OUTFLOWS                                                                      3,385
                                                                               ------------

        TOTAL CASH FLOWS BEFORE BORROWINGS                                             (582)
                                                                               ------------

DIP Loan Borrowings                                                                       -

           NET CASH OUTFLOWS                                                   $       (582)
                                                                               ============

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
--------------------------------------------------------------------------------


                                                              FOR THE PERIOD JANUARY 22, 2002 THROUGH JULY 31, 2002
                                                  --------------------------------------------------------------------------------
                                                       BILLED
NAME                                                   AMOUNT        PAID       UNPAID      HOLDBACK       ACCRUED       TOTAL
----                                              -------------  -----------  -----------  ------------  ----------  -------------

Abacus Advisory and Consulting Corporation, LLC    $ 1,298,202  $ 1,298,202  $      --    $      --    $      --    $ 1,298,202

Dredner Kleinwort Wasserstien                        1,416,880      949,885      466,995       45,000         --      1,416,880

Ernst & Young, Corporate Finance LLC                 1,204,238    1,094,808      109,430      109,429         --      1,204,238

FTI Policano & Manzo                                 2,111,392    1,555,536      555,856      198,401         --      2,111,392

Jones, Day, Reavis & Pogue                           1,048,812      760,497      288,315       97,953         --      1,048,812

Jones Day Committee Member Expenses                     25,113       20,515        4,598         --           --         25,113

KPMG, LLP                                            2,172,992    1,577,069      595,923      204,277         --      2,172,992

Morgan, Lewis & Bockius LLP                            527,721      519,833        7,888         --           --        527,721

Otterbourg, Steindler, Houston & Rosen, PC           1,962,680    1,412,569      550,111      186,904         --      1,962,680

Otterbourg Committee Member Expenses                    54,932       47,622        7,310         --           --         54,932

PricewaterhouseCoopers LLP                           7,636,058    6,423,019    1,213,039      672,910         --      7,636,058

Rockwood Gemini Advisors                               935,600      701,858      233,742       75,000         --        935,600

Skadden, Arps, Slate, Meagher & Flom (Illinois)**   10,647,039    9,828,854      818,185      962,054         --     10,647,039

Trumbull Services                                    3,670,967    3,670,967         --           --           --      3,670,967

U.S. Trustee                                           242,000      242,000         --           --           --        242,000

Winston & Strawn                                       458,790      337,188      121,602       41,576         --        458,790

Goldberg, Kohn, Bell                                   106,693         --        106,693        8,641         --        106,693

Traub, Bonacquist & Fox                                158,424         --        158,424       15,004         --        158,424

Accrued                                                   --           --           --           --     26,830,745   26,830,745

TOTAL                                              $35,678,533  $30,440,422  $ 5,238,111  $ 2,617,149  $26,830,745  $62,509,278




* Billed amounts include fees and expenses
** Skadden amount Unpaid is less than the Holdback amount due to a discrepancy between the billing and the Fee Application

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation and amortization), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. As of July 31, 2002 the Company had utilized $400 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:


         ($ millions)

          DIP Credit Facility capacity                      $2,000
          5% Holdback                                         (100)
          DIP loans outstanding                                  -
          Letters of credit outstanding                       (400)
                                                            ------

          Total Available as of July 31, 2002               $1,500
                                                            ======



3. Comparable store sales for the four-week period ended July 31, 2002 were 13.8% lower than the same month last year.

4. Gross margin and Selling, general and administrative expenses include non-comparable charges of $30 million and $16 million, respectively, for net losses on liquidation sales of $18 million, amounts payable to employees under the Key Employee Retention Program previously approved by the Court of $15 million, liquidator fees of $12 million and accelerated depreciation on equipment of $4 million.

5. Also included in operating results are adjustments of $90 million primarily related to prior periods. These adjustments include a $57 million write-off of certain costs capitalized into inventory and $33 million related to other miscellaneous adjustments.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


6. Reorganization items, net includes $8 million of professional fees, $6 million of stay bonuses under the Key Employee Retention Program previously approved by the Court, and $5 million of other employee severance related to the closing of the 283 stores. These expenses are offset by reorganization income of $22 to reduce the estimated amounts recorded for allowable claims for our closed stores, $11 million for the settlement of prepetition liabilities on leases for stores that were closed in June and $2 million of lease auction income.

7. In July we recorded a non-cash credit of $20 to Discontinued operations to reduce reserves for our remaining lease obligations for the Builder's Square, Inc., Hechinger Company, Pace Membership Warehouse, Inc. and Furr's Restaurants locations. The $20 credit primarily relates to adjustments to our estimated allowable claims for the lease obligations.

8.   In accordance with SFAS No. 109, "Accounting for Income Taxes," the
     Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2001.

9. Cash Receipts and Disbursements for the five-week period ended July 31, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474

                         For Month Ending July 31, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.